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                                                                    EXHIBIT 10.6

                                SONOSIGHT, INC.

                                ADJUSTMENT PLAN

1.   DEFINITIONS

     The following terms shall have the corresponding meanings for purposes of the Plan:

     "Change of Control" means

     (a) a "Board Change." For purposes of the Plan, a Board Change shall have occurred if a majority of the seats (other than vacant seats) on the Corporation's Board of Director (the "Board") were to be occupied by individuals who were neither (i) nominated by a majority of the Incumbent Directors nor (ii) appointed by directors so nominated. An "Incumbent Director" is a member of the Board who has been either (i) nominated by a majority of the directors of the Corporation then in office or (ii) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") ) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (b) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated uncle. the Exchange
Act) of (i) 20% or more of either (A) the then outstanding shares of common stock (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding victim securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"), in the case of either (A) or (B) of this clause (i), which acquisition is not approved in advance by a majority of the Incumbent Directors or (ii) 33% or more of either (A) the Outstanding Corporation Common Stock or
(B) the Outstanding Corporation Voting Securities, in the case of either (A) or
(B) of this clause (ii), which acquisition is approved in advance by a majority of the Incumbent Directors; provided, however, that the following acquisitions shall not constitute a Change of Control: (x) any acquisition by the Corporation, (v) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (z) any acquisition by any corporation

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pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses
(i), (ii) and (iii) of the following subsection (c) are satisfied; or

     (c) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were the Incumbent Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (d) Approval by the shareholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in

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substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were approved by a majority of the Incumbent Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

     "Committee" means the Committee provided for in Section 4, which shall administer the Plan.

     "Common Stock" means common stock, par value $0.01 per share, of the Corporation.

     "Corporation" means SonoSight, Inc., a Washington corporation.

     "Designated Beneficiary"; means any person designated in writing by an employee as a legal recipient of a Restricted Stock award in the event of the employee's death, or in the absence of such designation, the employee's estate. Such designation must be on file with the Corporation in order to be effective but, unless the employee has made an irrevocable designation, may be changed from time to time by the employee.

     "Distribution" means the distribution of all the outstanding shares of Common Stock to the shareholders of ATL.

     "Fair Market Value" of the Common Stock as of any trading day means the average (rounded to the next highest cent in the case of fractions of a cent) of the high and low sales prices of the Common Stock as reported on such trading day by the Nasdaq National Market . If no sales price is reported for the Common Stock on such trading day, then "Fair Market Value" shall mean the highest bid price reported for the Common Stock on such trading day by the National Quotation Bureau Incorporated or any similar nationally recognized organization. The Committee, in its sole discretion, shall make all determinations required by this definition.

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     "Restricted Stock" means the shares of Common Stock referred to in Section
8 which are issued in connection with the Distribution in respect of outstanding restricted stock issued under the ATL Plans (the "ATL Restricted Stock").

     "SonoSight Adjusted Option" has the meaning set forth under the definition of "ATL Option."

     "ATL" means ATL Ultrasound, Inc., a Washington corporation.

  "ATL Option" means an option to purchase the common stock, par value $.01 per share of ATL (the "ATL Common Stock") granted under the Westmark International Incorporated 1986 Option, Restricted Stock, Stock Appreciation Right and Performance Unit Plan and the Amended and Restated Nonofficer Employee Option, Restricted Stock and Stock Grant Plan, and the ATL 1992 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan 1992 Nonofficer Employee Stock Plan, Management Incentive Compensation Plan and the Nonemployee Director Stock Option Plan (together, the "ATL Plans") which, in connection with the Distribution, has been adjusted and converted into two separately exercisable options, one to purchase Common Stock (a "SonoSight Adjusted Option") and one to purchase ATL Common Stock.

2.   PURPOSE

     The purpose of the Plan is to provide for (i) the grant of SonoSight Adjusted Options as a result of the adjustment of the ATL Options and (ii) the administration of the SonoSight Adjusted Options and of the Restricted Stock (and any securities issued in respect of the Restricted Stock).

3.   STOCK SUBJECT TO THE PLAN

     There are reserved for issuance upon the exercise of options under the Plan that number of shares of Common Stock equal to the number of shares of ATL Common Stock issuable upon exercise of the ATL Options. Such shares may be authorized and unissued shares of Common Stock or previously outstanding shares of Common Stock then held in the Corporation's treasury. If any option granted under the Plan shall be canceled, in whole or in part, for any reason (including, without limitation, by reason of its surrender pursuant to the provisions of Section 7(f) and the substitution in place thereof of a new option or stock appreciation right but excluding any termination or expiration pursuant to the provisions of the third paragraph of Section 7(b) or Section 7(c) without having been exercised in full, the shares subject thereto shall again be available for the purposes of issuance under the Plan.

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4.   ADMINISTRATION

     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, stock options shall be granted as contemplated in Section 2 (including, without limitation, whether such options shall be Incentive Stock Options or Nonqualified Stock Options or a combination thereof, as such terms are defined in Section 7(a)) and the number of rights to be covered by each such grant. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of stock option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations of the matters referred to in this Section 4 shall be conclusive. It is the intention of the Corporation that the Plan and the administration hereof comply in all respects with Section 16(b) of the Exchange Act, and the rules and regulations promulgated thereunder, and if any Plan provision is later found not to be in compliance with Section 16(b), the provision shall be deemed null and void.

5.   THE COMMITTEE

     The Board shall designate a Committee of members of the Board which shall meet the requirements of Section 16(b) of the Exchange Act. Currently, the Committee shall consist solely of two or more members of the Board who are nonemployee directors. If at any time an insufficient number of disinterested directors is available to serve on such Committee, interested directors may serve on the Committee; however, during such time, no options or stock appreciation rights shall be granted under the Plan to any person if the granting of such options or stock appreciation rights would not meet the requirements of Section 16(b) of the Exchange Act.

  For purposes of this Section 5, a "nonemployee director" is a person who meets the definition of "disinterested person" as set forth in the rules and regulations promulgated under Section 16(b) of the Exchange Act. Currently, a nonemployee director for purposes of this Section 5 is a member of the Board who is not (and, during the 12-month period preceding his appointment as a member of the Committee has not been) granted or awarded stock, stock appreciation rights or other equity securities of the Corporation or any affiliated corporation pursuant to the Plan or any other discretionary plan of the

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Corporation or any affiliated corporation except for formula plans (as such term is defined in Rule 16b-3(c)(2)(ii) issued under the Exchange Act) or ongoing securities acquisition plans (as described in Rule 16b-3 (d) (2) (i) issued under the Exchange Act). The Committee shall be appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

6.   ELIGIBILITY

     SonoSight Adjusted Options may only be granted in respect of ATL Options granted to an 'employee' of the company, its subsidiaries or parents as defined in General Instruction A.1.a to Form S-8, or in any successor regulation applicable to the form of registration with the U.S. Securities and Exchange Commission of the stock subject to this Plan. Prior to the Distribution the Committee may only grant SonoSight Adjusted Options in connection with the Distribution. After the Distribution, the Committee may grant options to holders of options issued under the Plan, but only in connection with the surrender of outstanding options in exchange for new options pursuant to Section 7(f) or the adjustment of options issued under the Plan pursuant to Section 11. A director of the Corporation or of a subsidiary who is not also an employee of the Corporation or of a parent or subsidiary will not be eligible to receive stock options under the Plan. Any employee eligible under the Plan may receive one or more grants of stock, as the Committee shall from time to time determine, and such determinations may be different as to different employees and may vary as to different awards and grants.

7.   OPTION GRANTS

     (a) The Committee is authorized under the Plan, in its discretion, to issue options as "Incentive Stock Options" (as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code")) or as "Nonqualified Stock Options" (all other options granted hereunder). The purchase price of the Common Stock under each option granted under the Plan shall be determined by the Committee but shall be not less than 100% of the Fair Market Value of the Common Stock at the time such option is granted. Notwithstanding the previous sentence, any Nonqualified Stock Option may provide that the purchase price be equal to the average Fair Market Value of the Common Stock over any continuous period of trading days beginning and ending no more than 30 business days before or after the date such option is granted. Notwithstanding the foregoing provisions, the purchase price of a

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SonoSight Adjusted Option shall be at such per share price as the Committee determines.

     (b) The Committee shall be authorized in its discretion to prescribe in the option grant the installments, if any, in which an option granted under the Plan shall become exercisable, provided that no option shall be exercisable prior to the first anniversary of the date of grant thereof except as provided in Sections 7 (c), (d), (h), (i) and (j) or except as the Committee otherwise determines. In no case may an option be exercised as to less than 25 shares at any one time (or the remaining shares covered by the option if less than 25) during the term of the option. The Committee shall also be authorized to establish the manner and the effective date of the exercise of an option. The term of each Nonqualified Stock Option shall be not more than 10 years and one month from the date of grant thereof and the term of each Incentive Stock Option shall be not more than 10 years from the date of grant thereof, unless options are earlier terminated in accordance with Section 7(c).

     In general, upon exercise, the option price is to be paid in full in cash; however, the Committee can determine at the time the option is granted for Incentive Stock Options or at any time prior to exercise for Nonqualified Stock Options, that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised (i) in Common Stock owned by the option holder having a Fair Market Value on the date of exercise equal to the aggregate option price, or, at the discretion of the Committee, in a combination of cash and stock; provided, however that payment in stock shall not be made unless such stock shall have been owned by the option holder for a period of at least three months prior thereto; or (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise.

  In lieu of requiring an option holder to pay cash or stock and to receive in turn shares or share certificates of Common Stock upon the exercise of a Nonqualified Stock Option, if the option so provides, the Committee may elect to require the option holder to surrender the option to the Corporation for cancellation as to all or any portion of the number of shares covered by the intended exercise and receive in exchange for such surrender a payment, at the election of the Committee, in cash, or in a combination of cash and shares of Common Stock, equivalent to the appreciated value of the shares covered by the
option surrendered for cancellation.   Such appreciated value shall be the
difference between the option price of such shares (as adjusted pursuant to

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Section 12) and the Fair Market Value of such shares, which shall for this purpose be determined by the Committee taking into consideration all relevant factors, but which shall not be less than the Fair Market Value of such shares on the date on which the option holder's notice of exercise is received by the Corporation. Upon delivery to the Corporation of a notice of exercise of option, the Committee may avail itself of its right to require the option holder to surrender the option to the Corporation for cancellation as to shares covered
by such intended exercise.   The Committee's right of election shall expire, if
not exercised, at the close of business on the fifth business day following the delivery to the Corporation of such notice. Should the Committee not exercise such right of election, the delivery of the aforesaid notice of exercise shall constitute an exercise by the option holder of the option to the extent therein set forth, and payment for the shares covered by such exercise shall become due immediately.

     (c) In the event that an individual receiving a stock option shall not remain in the employ of the Corporation or one of its subsidiaries or, after the Distribution, of ATL or one of its subsidiaries and the termination of such individual's service is for cause, the option shall automatically terminate upon first notification to the option holder of such termination of employment, unless the Committee determines otherwise, and such option shall automatically terminate upon the date of such termination of employment for all shares which were not purchasable upon such date. For purposes of this Section 7 (c), "cause" is defined as a determination by the Committee that the option holder (i) has committed a felony, (ii) has engaged in an act or acts of deliberate and intentional dishonesty resulting or intended to result directly or indirectly in improper material gain to or personal enrichment of the individual at the Corporation's expense, or (iii) has willfully disobeyed the Corporation's appropriate rules, instructions or orders, and such willful disobeyance has continued for a period of 10 days following notice thereof from the Corporation.

     In the event of the termination of the employment of the holder of an option because of early or normal retirement ("Retirement") or disability, he may (unless such option shall have been previously terminated pursuant to the provisions of the preceding paragraph or unless otherwise provided in his option grant) exercise such option at any time prior to the expiration of the option,
(i) in the event of disability or normal retirement, to the extent of the number of shares covered by such option, whether or not vested and (ii) in the event of early Retirement, in accordance with the original vesting schedules, to the extent of the number of shares covered by such option that were purchasable by him at the date of his termination of employment. (Although the option may be exercised after Retirement or disability, under Section 422 of the Code, if the option has been designated as an Incentive Stock Option, it must be exercised within three months after the date of Retirement or one year after the

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termination of employment due to disability in order to qualify for incentive stock option tax treatment.)

     In the event of the death of an individual to whom an option has been granted under the Plan, while he is employed by the Corporation or one of its subsidiaries or, after the Distribution, by ATL or one of its subsidiaries, or while such an option is otherwise outstanding, the option theretofore granted to him (unless his option shall have been previously terminated pursuant to the provisions of this Section 7(c) or unless otherwise provided in his option grant) may, subject to the limitations described in Section 7(h), be exercised by a legatee or legatees of the option holder under his last will, or by his personal representatives or distributees, at any time within a period of one year after his death, but not after the expiration of the option, to the extent of the remaining shares covered by his option whether or not such shares had become purchasable by such an individual at the date of his death. In the event of the death of an individual (i) during the one-year period following termination of his employment or (ii) following termination of employment by reason of Retirement or disability, then the option (if not previously terminated pursuant to the provisions of this Section 7(c)) may be exercised during the remainder of such one-year period or during the remaining term of the option, respectively, by a legatee or legatees of the option holder under the employee's last will, or by his personal representatives or distributees, but only to the extent of the number of shares purchasable by such employee pursuant to the provisions of Section 7(d) at the date of termination of his employment.

     In the event of the termination of the employment of the holder of an option, other than by reason of Retirement, disability or death, he may (unless his option shall have been previously terminated pursuant to the provisions of this Section 7 (c) or unless otherwise provided in his option grant) exercise his option at any time within one year after such termination, but not after the expiration of the option, to the extent of the number of shares covered by his option which were purchasable by him at the date of the termination of his employment, and such option shall automatically terminate upon the date of such termination of employment for all shares which were not purchasable upon such date.

     (d) Notwithstanding the foregoing provisions, the Committee may determine, in its sole discretion, in the case of any termination of employment, that the holder of an option may exercise such option to the extent of some or all of the remaining shares covered thereby whether or not such shares had become purchasable by such an individual at the date of the termination of his employment and may exercise such option at any time prior to the expiration of the original term of the option, except that such extension shall not cause any Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option

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without the consent of the option holder. Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Corporation or of a subsidiary or, after the Distribution, of ATL or one of its subsidiaries. The option grant may, subject to any requirements contained in the Code, contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Corporation or any other employer or interfere in any way with the right of the Corporation or any other employer to terminate his employment at any time.

     (e) The date of grant of an option pursuant to the Plan shall be the date of grant of the underlying ATL Option and the price and number of options shall be determined in accordance with Section IV of the Employee Benefits Agreement of April 6, 1998 between the Corporation and ATL. The Committee shall promptly notify a grantee of an award and a written option grant shall promptly be duly executed and delivered by or on behalf of the Corporation.

     (f) The Committee shall be authorized, in its absolute discretion, to permit option holders to surrender outstanding options in exchange for the grant of new options or to require option holders to surrender outstanding options as a condition precedent to the grant of new options. The number of shares covered by the new options, the option price, the option period and other terms and conditions of the new options shall all be determined in accordance with the Plan and may be different from the provisions of the surrendered options.

     (g) In the event an optionee is granted Incentive Stock Options that in the aggregate entitle the optionee to purchase, in the first year such options become exercisable (whether under their original terms or as a result of the occurrence of an Acceleration Event, as defined below), Common Stock of the Corporation, any parent corporation or any subsidiary of the Corporation having a Fair Market Value (determined as of the time such options are granted) in excess of $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. The previous sentence shall not apply if the Internal Revenue Service publicly rules, issues a private ruling to the Corporation, any optionee of the Corporation or any legates, personal representative or distributed of an optionee or states in proposed, temporary or final regulations that provisions which allow the full exercise of an optionee's Incentive Stock Options upon the occurrence of the relevant Acceleration Event do not violate
Section 422(b)(7) of the Code. An "Acceleration Event" means (i) a determination of the Committee to allow an optionee to exercise his options in full upon termination of his employment as provided in Section 7 (c) or (d), (ii) the death of an optionee, or (iii) any Change of Control as defined in Section 1.

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     (h)  Notwithstanding any contrary waiting period, installment period or other limitation or restriction in any option agreement or in the Plan, each outstanding option shall automatically become exercisable in full for the total remaining number of shares covered thereby upon a Change of Control.

     (i) Anything in the Plan to the contrary notwithstanding, during the 90-day period from and after a Change of Control (x) an optionee (other than an optionee who initiated a Change of Control in a capacity other than as an officer or a Director of the Corporation) who is an officer or a Director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to an option that was granted at least six months prior to the date of exercise pursuant to this sentence and is unaccompanied by a stock appreciation right and (y) any other optionee who is not an officer or a Director with respect to an option that is unaccompanied by a stock appreciation right shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full purchase price of the shares of Common Stock being purchased under the option and by giving written notice to the Corporation, to elect (within such 90-day period) to surrender all or part of the option to the Corporation and to receive in cash an amount equal to the amount by which the amount determined pursuant to Section 9(d) hereof on the date of exercise (determined as if the optionee had exercised a limited stock appreciation right on such date) shall exceed the purchase price per share under the option multiplied by the number of shares of Common Stock granted under the stock option as to which the right granted by this sentence shall have been exercised. Such written notice shall specify the optionee's election to purchase shares granted under the option or to receive the cash payment referred to in the immediately preceding sentence.

     (j) Notwithstanding the foregoing provisions, the optionee's employment contract with the Corporation may provide that upon termination of his employment for other than cause or for "good reason" (as defined in his employment contract), all stock options shall become immediately exercisable.

8.   RESTRICTED STOCK AWARDS

     (a) The holder of Restricted Stock shall be recorded as a shareholder of the Corporation, at which time the Corporation, at its discretion, may either issue a Restricted Stock Certificate or make a book entry credit in the Corporation's stock ledger to evidence the award of such Restricted Stock, and the holder shall have, subject to the provisions hereof, all the rights of a shareholder with respect to such shares and receive all dividends or other distributions made or paid with respect to such shares; provided, that the shares themselves, and any new, additional or different shares or securities which the recipient may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or

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any other change in the corporate or capital structure of the Corporation, shall be subject to the restrictions hereinafter described.

     (b) During a period of years following the date of grant as set forth in each related ATL Restricted Stock grant (the "Restricted Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or the transfer thereof to the Corporation under the provisions of the next succeeding paragraph. The recipient may file with the Treasurer of the Corporation a designation of beneficiary or beneficiaries, which designation may be changed or revoked by the recipient's sole action. In the event of the death or normal retirement of the recipient during the Restricted Period, such restrictions shall immediately lapse, and the Designated Beneficiary or legal representative of the estate of the recipient shall be free to transfer, encumber or otherwise dispose of the Restricted Stock. In the event of early retirement, such restrictions will lapse in accordance with the terms of the grant.

     In the event that, during the Restricted Period, the employment of the recipient by the Corporation or one of its subsidiaries or, after the Distribution, by ATL or one of its subsidiaries is terminated for any reason (including termination with or without cause by the Corporation or such subsidiary or, after the Distribution, by ATL or its subsidiary, resignation by the recipient, or retirement under a pension plan of the Corporation or one of its subsidiaries or, after the Distribution, of ATL or one of its subsidiaries), other than termination of employment due to the death of the recipient, then the shares of Restricted Stock held by him shall be forfeited to the Corporation and the recipient shall immediately transfer and return to the Corporation the certificates, if any have been issued to him, representing all the Restricted Stock and the recipient's rights as a shareholder with respect to the Restricted Stock shall cease, effective with such termination of employment. Notwithstanding the foregoing, the recipient's employment contract with the Corporation may provide that upon termination of his employment for other than cause or for good reason, all Restricted Stock shall cease to be subject to such restrictions.

     A recipient's rights to Restricted Stock may not be assigned or transferred except upon death by will, descent or distribution. In the event of any attempt by the recipient to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the provisions hereof, such shares shall be forfeited to the Corporation.

     (c) Notwithstanding the Restricted Period contained in the grant of Restricted Stock, in the event of a Change of Control (as defined in Section 1), all restrictions on shares of Restricted Stock shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.

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     (d)  Notwithstanding the Restricted Period contained in the grant of
Restricted Stock, the Committee may determine, in its sole discretion, in the case of any termination of employment, that the restrictions on some or all of the shares of Restricted Stock awarded to an employee shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.

9.   WITHHOLDING TAXES

     The Corporation or any of its subsidiaries shall have the right to retain and withhold from any payment under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Corporation may require an award recipient receiving shares of Common Stock to reimburse the Corporation for any such taxes required to be withheld by the Corporation and withhold any distribution in whole or in part until the Corporation is so reimbursed. In lieu thereof the Corporation shall have the right to withhold from any other cash amounts due or to become due from the Corporation to the award recipient an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Corporation to reimburse the Corporation for any such taxes and cancel (in whole or in part) any such shares so withheld in order to reimburse the Corporation for any such taxes. The Corporation may also retain and withhold or the award recipient may elect, subject to the approval of the Corporation at its sole discretion, to have the Corporation retain and withhold a number of shares having a market value not less than the amount of such tax to reimburse the Corporation for any such tax and to cancel (in whole or in part) any such shares so withheld. Each election by an award recipient to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and made on or prior to the date the amount of the tax is to be determined (the "Tax Date") and (ii) if the award recipient is subject to
Section 16 of the Exchange Act; an election to have shares retained to satisfy the tax must be an irrevocable election made at least six months prior to the Tax Date or the withholding election must become effective during the ten-business-day period beginning on the third business day following the date on which the Corporation releases for publication its annual or quarterly summary statements of sales and earnings and ending on the twelfth business day following the date of release thereof.

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10.  TRANSFERABILITY AND OWNERSHIP RIGHTS OF STOCK APPRECIATION RIGHTS AND
OPTIONS

     No stock option granted under the Plan shall be transferable otherwise than by will, descent or distribution, and a stock option may be exercised, during the lifetime of the holder thereof, only by him. The holder of a stock appreciation right or option shall have none of the rights of a shareholder until the shares subject thereto or awarded thereby shall have been registered in the name of such holder on the transfer books of the Corporation.

11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     Except as otherwise provided in Section 7(g), in the event of any changes in the outstanding stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to shareholders other than cash dividends, the Committee shall make such adjustments, if any, in light of the change or distribution as the Committee in its sole discretion shall determine to be appropriate in the number and class of shares or rights subject to options and stock appreciation rights and the exercise prices of the options and stock appreciation rights covered thereby. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted and stock appreciation rights awarded shall be appropriately adjusted by the Committee.

12.  AMENDMENT AND TERMINATION

     Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of stock appreciation rights or options shall be made after, April 6, 2008; provided, however, that such termination shall have no effect on awards of stock options made prior
thereto.   The Plan may be terminated, modified or amended by the shareholders of the Corporation. The Board of Directors of the Corporation may also terminate the Plan, or modify or amend the Plan in such respects as it shall deem advisable in order to conform to any change in any law or regulation applicable thereto, or in other respects; however, shareholder approval will be required for any amendment which will (a) increase the total number of shares as to which options may be granted under the Plan, (b) change the class of persons eligible to receive grants of stock options, or (c) require shareholder approval under any applicable law. The amendment or termination of the Plan shall not, without the

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consent of the recipient of any award under the Plan, alter or impair any rights or obligations under any award theretofore granted under the Plan.

13.  EFFECTIVENESS OF THE PLAN

     The Plan shall become effective immediately prior to the Distribution on April 6, 1998. The Committee may in its discretion authorize the granting of options and stock appreciation rights, the payments, issuance or exercise of which, respectively, shall be expressly subject to the conditions that (a) the shares of Common Stock reserved for issuance under the Plan shall have been duly listed, upon official notice of issuance, upon each stock exchange in the United States upon which the Common Stock is traded and (b) a registration statement under the Securities Act of 1933, as amended, with respect to such shares shall have become effective.

     Adopted by the Corporation's Board of Directors and approved by the Corporation's sole shareholder on April __, 1998.

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